SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 3, 1997


                      VETERINARY CENTERS OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware              1-10787              95-4097995
(State or Other Jurisdiction     (Commission       (IRS Employer
     of Incorporation)        File Number)      Identification No.)


                     3420 Ocean Park Boulevard, Suite 1000
                        Santa Monica, California  90405
                   (Address of Principal Executive Offices)

                                (310) 392-9599
                        (Registrant's Telephone Number)

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ITEM 5.   OTHER EVENTS
          ------------

     Reference is made to the press release of Registrant, issued on April 3, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. Subsequent to the issuance of this press release, the Registrant and certain of its officers and directors were served with the complaint for the class action suit referenced in this press release.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 30, 1997                VETERINARY CENTERS OF AMERICA, INC.



                              By: /s/Tomas Fuller
                                   --------------------------------------------
                                   Tomas W. Fuller
                                   Chief Financial Officer,
                                   Vice President and
                                   Assistant Secretary

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                                 EXHIBIT INDEX

EXHIBITS                                                    PAGE NUMBER
--------                                                    -----------


99.1      Press Release dated April 3, 1997.

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